Exhibit 99.1



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the Quarterly Report of Megadata Corporation (the "Company") on Form 10-Q for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G.S. Beckwith Gilbert, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         By:  /s/ G. S. Beckwith Gilbert

                                              G. S. Beckwith Gilbert
                                              Chief Executive Officer
                                              September 13, 2002